SCHEDULE 14A

                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securites and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  | |

Check the appropriate box:

| |  Preliminary Proxy Statement
| |  Confidential, For Use of the
     Commission Only (as permitted
     by Rule 14a-6(e) (2))
|X|  Definitive Proxy Statement
| |  Definitive Additional Materials
| |  Soliciting Material Under Rule 14a-12

                           INTEGRATED BIOPHARMA, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
| |  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

1.  Title of each class of securities to which transaction applies:
________________________________________________________________________________

2.  Aggregate number of securities to which transaction applies:
________________________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________

4.  Proposed maximum aggregate value of transaction:
________________________________________________________________________________

5.  Total fee paid:
________________________________________________________________________________

| |  Fee paid previously with preliminary materials:
________________________________________________________________________________

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount previously paid:
________________________________________________________________________________

     2)  Form, Schedule or Registration Statement No.:
________________________________________________________________________________

     3)  Filing Party:
________________________________________________________________________________

     4)  Date Filed:
________________________________________________________________________________

                           INTEGRATED BIOPHARMA, INC.


                                                              October 31, 2003

To Our Stockholders:

         On behalf of the Board of Directors, it is our pleasure to invite you to attend the 2003 Annual Meeting of Stockholders of Integrated BioPharma, Inc. (the "Company"), which will be held at 9:00 a.m. local time, on November 26, 2003 at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205.

         At the Annual Meeting, you will be asked to vote on proposals:

         1. To elect the following directors: (i) two Class I directors for a three year term to serve until the 2006 Annual Meeting of Stockholders; (ii) one Class II director to a two year term to serve until the 2005 Annual Meeting of Stockholders; and (iii) two Class III directors to a one year term to serve until the 2004 Annual Meeting of Stockholders;

         2. To amend the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 2,000,000 to 4,000,000;

         3. To ratify the appointment of independent auditors of the Company for the 2004 fiscal year;

         4. To ratify the amendment to the Company's certificate of incorporation to change its corporate name to "Integrated BioPharma, Inc.";

         5. To amend Section 1 of Article III (Directors) of the Company's Bylaws to increase the number of directors from seven (7) directors to nine (9) directors; and

         6. To act upon such other business as may properly come before the
            Meeting:

         It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote your shares in person.


                                                        Sincerely,

                                                        /s/ E. Gerald Kay
                                                        E. Gerald Kay
                                                        Chief Executive Officer

                           INTEGRATED BIOPHARMA, INC.
                                 225 Long Avenue
                           Hillside, New Jersey 07205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 26, 2003

                             TO THE STOCKHOLDERS OF
                           INTEGRATED BIOPHARMA, INC.:

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of Integrated BioPharma, Inc., a Delaware corporation ("INB" or the "Company"), will be held on November 26, 2003, at 9:00 a.m., local time, at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205, for the purpose of considering and acting upon the following proposals:

         1. To elect the following directors: (i) two Class I directors for a three year term to serve until the 2006 Annual Meeting of Stockholders; (ii) one Class II director to a two year term to serve until the 2005 Annual Meeting of Stockholders; and (iii) two Class III directors to a one year term to serve until the 2004 Annual Meeting of Stockholders;

         2. To amend the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 2,000,000 to 4,000,000;

         3. To ratify the appointment of Amper, Politziner & Mattia, P.C. as INB's independent accountants for the fiscal year ending June 30, 2004;

         4. To ratify the amendment of the Company's certificate of incorporation to change its corporate name to "Integrated BioPharma, Inc.";

         5. To amend Section 1 of Article III (Directors) of the Company's Bylaws to increase the number of directors from seven (7) directors to nine (9) directors; and

         6. The transaction of such other business as may properly come before the Meeting or any adjournment thereof.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS NO. 1, NO. 2, NO. 3, NO. 4, AND NO. 5 TO BE PRESENTED TO INB STOCKHOLDERS AT THE ANNUAL MEETING.

                                                        By order of the
                                                        Board of Directors.

                                                        /s/ Eleanor Dimartino
                                                        Eleanor DiMartino
                                                        Secretary
Hillside, New Jersey
October 31, 2003

         It is important that your shares be represented at this meeting in order that a quorum may be assured. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED AND TO DO SO IN ADEQUATE TIME FOR YOUR DIRECTIONS TO BE RECEIVED AND TABULATED PRIOR TO THE SCHEDULED MEETING.

                           INTEGRATED BIOPHARMA, INC.
                                 225 Long Avenue
                           Hillside, New Jersey 07205

                                 PROXY STATEMENT
                       2003 ANNUAL MEETING OF STOCKHOLDERS

                         To be held on November 26, 2003

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Integrated BioPharma, Inc. ("INB" or the "Company"), a Delaware corporation, to be voted at the 2003 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205 on November 26, 2003, at 9:00 a.m. local time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders on or about October 31, 2003.

        Only holders of record of the Company's common stock, par value $.002 per share ("Common Stock"), at the close of business on October 23, 2003 (the "Record Date"), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on such date and entitled to vote was 10,341,839. Holders of the Company's Series A Convertible Preferred Stock, par value $.002 (the "Series A Preferred"), shall be entitled to the number of votes equal to the number of shares of the Company's common stock in which each shares of Series A Preferred could be converted on the Record Date. The number of shares of Series A Preferred outstanding on the such date and entitled to vote was 9,500. If converted, such shares of Series A Preferred could be converted into 1,1875,000 shares of the Company's common stock.

          Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

         At the Annual Meeting, stockholders will be asked to consider and vote upon proposals: (1) to elect the following directors: (i) two Class I directors for a three year term to serve until the 2006 Annual Meeting of Stockholders;
(ii) one Class II director to a two year term to serve until the 2005 Annual Meeting of Stockholders; and (iii) two Class III directors to a one year term to serve until the 2004 Annual Meeting of Stockholders, (2) to amend the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 2,000,000 to 4,000,000, (3) to ratify the appointment of Amper, Politziner, & Mattia, P.C., as INB's independent auditors for the fiscal year ending June 30, 2004 (the "Independent Auditors Proposal"), (4) to ratify the amendment to the Company's certificate of incorporation to change its corporate name to "Integrated BioPharma, Inc." and (5) to amend Section I of Article III (Directors) of the Company's Bylaws to increase the number of directors from seven (7) directors to nine (9) directors. At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

                          QUORUM AND VOTE REQUIREMENTS

         The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Directors are elected by a plurality of votes cast. The Independent Auditors Proposal and all other matters to properly come before the Annual Meeting will be determined by the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and broker non-votes have no impact on the election of directors except to reduce the number of votes for the nominees. With respect to all other proposals, broker non-votes are not counted as votes and, therefore, will not be included in vote totals and abstentions will have the effect of a negative vote against such other proposals.

SOLICITATION AND REVOCATION

     PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, AND ON BEHALF OF,
THE BOARD OF DIRECTORS. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE
             BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS.

All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted (1) FOR the election of the following directors: (i) two Class I directors for a three year term to serve until the 2006 Annual Meeting of Stockholders; (ii) FOR the election of one Class II director to a two year term to serve until the 2005 Annual Meeting of Stockholders; (iii) FOR the election of two Class III directors to a one year term to serve until the 2004 Annual Meeting of Stockholders, (2) FOR the proposal to amend the Stock Option Plan, (3) FOR the Independent Auditors Proposal, (4) FOR the ratification of the amendment to change the Company's corporate name and (5) FOR the proposal to amend Section 1 of Article III (Directors) of the Company's Bylaws to increase the number of directors from seven (7) directors to nine (9) directors, and in accordance with the proxy holder's discretion as to any other business raised at the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

The Company will bear its own cost for the solicitation of proxies.
Proxies will be solicited initially by mail. Further solicitation may be made by directors, officers, and employees of the Company personally, by telephone, or otherwise, but any such person will not be specifically compensated for such services. The Company also intends to make, through banks, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Stock. Upon request, the Company will reimburse brokers, dealers, banks and similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of Common Stock which such persons hold of record.

                      PROPOSAL NO. 1 ELECTION OF DIRECTORS

The Company's Board of Directors is currently composed of seven (7) directors divided into three classes of directors serving staggered 3 year terms.

The members of Class I, whose terms of office expire in 2003, are Mr. E. Gerald Kay and Ms. Riva Kay Sheppard. The Board has nominated Mr. E. Gerald Kay and Ms. Riva Kay Sheppard to stand for election as Class I directors, to hold office until 2006, or until their respective successors are elected and qualified.

The members of Class II, whose terms of office expire in 2005, are Ms. Christina Kay and Mr. Robert Canarick. In Proposal No. 5 below, the shareholders are being asked to vote for an amendment to the Section 1 of the Article III of the Company's By-laws to increase the number of directors to 9. The Board has nominated Mr. Robert Kay to stand for election as a Class II director to fill one of the vacancies and to hold office until 2005, or until his successor is elected and qualified.

The members of Class III, whose terms of office expire in 2004 are Mr. Seymour Flug, Mr. Dean DeSantis and Dr. Steven Lamm. The Board has nominated Mr. Glenn Chang and Mr. Zarko Kraljevic to stand for election as Class III directors to replace Mr. Dean DeSantis and Dr. Steven Lamm as Class III directors and to serve a one year term until the 2004 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

The stockholders will consider and vote upon the election of Mr. E. Gerald Kay, Ms. Riva Kay Sheppard, Mr. Robert Kay, Mr. Glenn Chang and Mr. Zarko Kraljevic to serve their respective terms or until their respective successors are elected and qualified.

         Unless a shareholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted FOR the election of the nominees, unless the proxy contains contrary instructions. The Board of Directors knows of no reason why any of its nominees will be unable or will refuse to accept election. If any nominee becomes unable or refuses to accept election, the Board of Directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

         The following table sets forth certain information with respect to the members of INB'S Board of Directors during the fiscal year ended June 30, 2003.

                                                                              Class of      Director
                                                                     Age      Directors      Since
                                                                     ---      ---------     --------

E. Gerald Kay                                                        67       Class I       1980
   Served as Chairman of the Board and President
   of the Company, and its predecessor since 1980,
   and was president until May 1999. On May 9,
   2003 he became Chief Executive Officer.

Riva Kay Sheppard                                                    36       Class I       1991
   Served as Vice President and director of the Company
   since May 1991. Mrs. Sheppard is the daughter of E. Gerald
   Kay and the sister of Christina Kay.

Christina Kay                                                        33       Class II      1994
   Served as Vice President and director of the Company
   since December 1994. Ms. Kay is the daughter of
   Gerald Kay and the sister of Riva Kay Sheppard.

Robert Canarick                                                      53       Class II      1994
   Served as a director of the Company since December
   1994. From January 1998 until August of 2001 he has served as general  counsel of NIA Group, LLC, an all lines
   independent Insurance agency. From August 2001 he has
   served as President of Links Insurance Services, LLC.
   Mr. Canarick is a Certificed Public Accountant and Attorney.

Seymour Flug                                                         68       Class III     2000
   Served as President of the Company from May 1999 until
   May 9, 2003. Prior to 1999, he was Chairman of the Board of
   Diners Club International.

Dean DeSantis                                                        40       Class III     2000
   Since 1998, Mr. DeSantis has been the President of Rali Inc., a property development company in Southern Florida. Prior to
   1998 he was the COO of Rexall Sundown, Inc and served as a director of the Company until July of 2000.

Dr. Steven Lamm                                                      55       Class III     2001
   Served as a director of the Company since
   2001. Dr. Lamm is a physician with a private
   practice in New York City.

Robert Kay                                                           63       Class II
   Since 2002 served as Chairman of Paxis Pharmaceuticals,
   Inc. Prior to that he was a founding partner of the New York-
   based law firm of Kay, Collyer & Boose LLP. Mr. Kay is
   the brother of E.Gerald Kay.

Glenn Chang                                                          55       Class III
   Since 1999 he has been Director, Executive Vice President
   and Chief Financial Officer of the First American
   International Bank, Brooklyn, N.Y. Prior to the founding of the Bank he spent almost 20 years at Citibank as Vice
   President. Mr. Chang is a Certified Public Accountant.

Zarko Kraljevic                                                      83       Class III
   Since 1972 has served as President and CEO of
   Diners Club of Eastern Europe.

                                       4

Recommendation and Vote

Approval of the election of these nominees for directors requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTORS LISTED ABOVE.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file reports of ownership and changes in ownership of common stock with the Securities and Exchange Commission. During the fiscal year ended June 30, 2003, all such persons filed on a timely basis all reports required by Section 16(a) of the Exchange Act, with the following exception: Carl DeSantis (a holder of more than 10% of the Company's common stock), who was late in filing a Form 3 which reported a transaction on June 25, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of October 1, 2003, the beneficial ownership of Common Stock of the Company by each executive officer and director, all executive officers and directors as a group, and each person known to the Company to own beneficially of five percent (5%) or more of the outstanding shares of the Company.

                                   Shares
Officers, Directors and         Beneficially            Percent of Shares
 Principal Stockholders           Owned (1)             Beneficially Owned
-----------------------         ------------            ------------------

E. Gerald Kay                   6,230,990  (2)(5)(12)          53.8%
Seymour Flug                    1,066,033  (3)                  8.7%
Riva Kay Sheppard               1,136,164  (4)(6)               9.4%
Christina Kay                   1,136,164  (4)(6)               9.4%
Carl DeSantis                   2,135,417  (12)(13)            18.6%
Robert Kay                      1,019,629  (11)(12)             8.7%
Eric Friedman                     566,666  (7)                  4.9%
Robert Canarick                   128,533  (8)                  1.1%
Steven Lamm                        80,000  (9)                  *
Dean DeSantis                      50,000  (10)                 *

All directors and
executive officers
as a group (10 persons)         13,495,596 (14)                 85.8%
------------------
* Less than 1%

(1) Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the share of Common Stock beneficially owned.
(2)  Includes 1,584,632 shares subject to presently exercisable stock options.
(3)  Includes 750,000 shares subject to presently exercisable stock options.
(4)  Includes 516,666 shares subject to presently exercisable stock options.
(5) Shares dispositive power with Christina Kay with respect to 169,358 shares and Riva Kay Sheppard with respect to 169,358 shares.
(6)  Shares dispositive power with E. Gerald Kay with respect to 169,358 shares.
(7)  Includes 491,666 shares subject to presently exercisable stock options.
(8)  Includes 100,000 shares subject to presently exercisable stock options.
(9)  Includes 55,000 shares subject to presently exercisable stock options.
(10) Includes 50,000 shares subject to presently exercisable stock options.
(11) Includes 200,000 shares subject to presently exercisable stock options.
(12) Includes 819,629 shares (1/3) of the equity interest of Trade
     Investment Services, L.L.C.
(13) Includes 1,187,500 shares subject to conversion by holders of the Company's Series A Preferred Stock.
(14) Includes 4,214,630 shares subject to presently exercisable stock options.

       Securities Authorized for Issuance Under Equity Compensation Plans

         The following table includes information as of June 30, 2003 relating to the Company's stock option plans, which comprise all of the Company's equity compensation plans. The table provides the number of securities to be issued upon the exercise of outstanding options under such plans, the weighted-average exercise price of such outstanding options and the number of securities remaining available for future issuance under such plans.

                      EQUITY COMPENSATION PLAN INFORMATION

                          Number of securities      Weighted-average        Number of securities remaining
                          to be issued upon         exercise price of       available for future issuance
                          exercise of               outstanding             under equity compensation plans
                          outstanding options,      options, warrants       (excluding securities reflected
                          warrants and rights       and rights              in column (a))
                                (a)                      (b)                             (c)
                          -------------------       -----------------       -------------------------------

Equity compensation
plans approved by
security holders          5,118,201                 $1.18                          362,825

Equity compensation
plans not approved
by security holders              --                    --                               --
                          ---------                 -----                          -------
Total:                    5,118,201                 $1.18                          362,825
                          =========                 =====                          =======


                                    DIRECTORS

         The Board of Directors held three meetings during the fiscal year ended June 30, 2003. All directors attended at least 75% of the meetings of the Board and the committees on which he or she served.

         No compensation was paid to any director for his or her services to the Board of Directors or any committee. The only standing committee of the Board of Directors is the Audit Committee, whose members are Messrs. Canarick and Dr. Lamm. The Audit Committee periodically consults with the Company's management and independent public accountants of financial matters, including the Company's internal financial controls and procedures. The Audit Committee met four times in Fiscal 2003, and all members attended the meeting.

                               EXECUTIVE OFFICERS

         The following individual is an executive officer of the Company but is not a Director or Nominee for Director:

         Eric Friedman, age 55, has been the Chief Financial Officer and Treasurer of the Company since June 1996. From June 1978 through May 1996, he was a partner in Shachat and Simson, a certified public accounting firm that audited the Company's financial statements from June 1976 until June 1995. Mr. Friedman was a director of Wire One Technologies, Inc., a publicly traded video conferencing and communications company until his resignation in June of 2001.

                             EXECUTIVE COMPENSATION

         The following table shows, for the fiscal years ended June 30, 2003, 2002, 2001, certain compensation information as to the Chief Executive Officer and each of the next four most highly compensated executive officers of the Company who served as an executive officer during the fiscal year ended June 30, 2003, and whose salary and bonus exceeded $100,000 in 2003 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE
                                                                                      Long Term
                                                 Annual Compensation                 Compensation
                                                 -------------------                 ------------
                                                                                      Securities
    Name and                                                                          Underlying           All Other
Principal Position                 Year             Salary            Bonus          Stock Options       Compensation
------------------                 ----             ------            -----          -------------       ------------

E. Gerald Kay                      2003            $97,500            $50,000        400,000             27,817 (1)(2)(3)
Chairman of the Board              2002             97,500                  -        400,000             20,142 (1)(2)(3)
                                   2001            110,000                  -        300,000             20,862 (1)(2)(3)

Seymour Flug (4)                   2003             65,130             30,000        300,000              1,320 (3)
President and Chief                2002             65,130                  -        300,000                  - (3)
Executive Officer                  2001             73,480                  -        200,000                  - (3)

Eric Friedman                      2003            174,664              8,500         75,000              5,103 (2)(3)
Chief Financial Officer            2002            161,250                  -         75,000              4,406 (2)(3)
And Vice President                 2001            181,823                  -        100,000              2,450 (2)(3)

Riva Kay Sheppard                  2003            109,980             10,000        100,000              7,650 (2)(3)
Vice President                     2002            100,000             25,000        100,000              9,150 (2)(3)
                                   2001            100,000                  -        100,000              6,100 (2)(3)

Christina Kay                      2003             99,944             10,000        100,000              7,929 (2)(3)
Vice President                     2002             98,486             25,000        100,000              6,525 (2)(3)


(1) Includes the Company's portion of premiums amounting to $18,817, $10,992 and $13,512 during the fiscal years ended June 30, 2003, 2002 and 2001 respectively on a split dollar life insurance arrangement on Mr. Kay's life. The Company also provides Mr. Kay with the use of a Company car.

(2) The disclosed amount includes the Company's matching contributions under the Company's 401-K plan.

(3) The Company also provides the individuals with the use of a Company car.

(4) Mr. Flug resigned his position as President on May 9, 2003.

                                OPTION/SAR GRANTS
                   DURING THE FISCAL YEAR ENDED JUNE 30, 2003

         The following table sets forth individual grants of stock options by INB pursuant to the Integrated Health Technologies, Inc. Stock Option Plan to the Named Executive Officers during the fiscal year ended June 30, 2003.

                                                 % of Total
                                                 Granted to
                       Securities Options       Employees in        Exercise      Expiration
Name                     Granted (#)(1)          Fiscal Year        Price (2)         Date
----                   ------------------       ------------        ---------     -----------

E. Gerald Kay          300,000                  17.7%               .36           October 11, 2007
E. Gerald Kay          100,000                   5.9%               .36           October 11, 2012
Seymour Flug           300,000                  17.7%               .33           October 11, 2012
Eric Friedman           75,000                   4.4%               .33           October 11, 2012
Riva Sheppard          100,000                   5.9%               .33           October 11, 2012
Christina Kay          100,000                   5.9%               .33           October 11, 2012


(1) The date of grant for these options was October 11, 2002, which became exercisable on October 11, 2003.

(2) The exercise price of the options is equal to the fair market value of shares of Common Stock of the Company on the date of grant of the options except for the 400,000 of stock options granted to Mr. Kay which is equal to 110% of the fair market value on the date of grant.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

         The following tables sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held at the end of the fiscal year ended June 30, 2003 based on the last sale price of a share of Common Stock on June 30, 2003 of $7.48.

                                                      Number of Securities               Value of Unexercised
                                                   Underlying Unexercised Options        In-the-Money Options
                 Acquired On          Value            At Fiscal Year End (#)            At Fiscal Year End ($)
Name             Exercise (#)       Realized ($)    Exercisable/Unexercisable         Exercisable/Unexercisable (2)
----             ------------       ------------   ------------------------------     -----------------------------

E. Gerald Kay       400,000           235,000         1,184,632 / 400,000                 7,814,547 / 2,848,000
Seymour Flug        300,000           178,500           450,000 / 300,000                 3,091,000 / 2,145,000
Eric Friedman        75,000            44,625           416,666 /  75,000                 2,516,662 /   536,250
Riva Sheppard       100,000            59,500           416,666 / 100,000                 2,516,662 /   715,000
Christina Kay       100,000            59,500           416,666 / 100,000                 2,516,662 /   715,000


(1) Represents the aggregate market value of the shares converted by the options on the date of exercise less the aggregate exercise price paid by the executive

(2) Based upon the fair market value of the shares of Common Stock on June 30, 2003 ($7.48), less the exercise price per share.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

Warehouse and office facilities are leased from Vitamin Realty Associates, L.L.C., a limited liability company, which is 90% owned by E. Gerald
Kay, Riva Kay Sheppard and Christina Kay (all stockholders and directors of the Company) and 10% owned by Eric Friedman, the Company's Chief Financial Officer. The lease was effective on January 10, 1997 and provides for minimum annual rentals of $346,000 through January 10, 2002, plus increases in real estate taxes and building operating expenses. At its option, the Company has the right to renew the lease for an additional five year period. On April 28, 2000 the lease was amended reducing the square footage and extending the lease to May 31, 2015.

On February 21, 2003 the Company completed a merger between and among the Company and NuCycle Acquisition Corp. ("Nucycle") pursuant to which the Company acquired NuCycle in exchange for the shareholders of NuCycle receiving from the Company 368,833 shares of common stock and twenty-five percent (25%) of the after-tax profits of NuCycle until the shareholders of NuCycle have received in the aggregate, an additional $5,000,000. E. Gerald Kay, the Chief Executive Officer of the Company, Seymour Flug, a director of the Company, and Carl DeSantis, the father of Dean DeSantis who is a director of the Company, collectively owned approximately seventy-four (74%) of NuCycle.

On February 24, 2003, the Company completed the acquisition of the membership interests of Natex Georgia, LLC, a limited liability company formed under the laws of the Republic of Georgia ("Natex") from Trade Investment Services, L.L.C. ("TIS") representing fifty percent (50%) of the membership interests of Natex. Pursuant to the terms of a purchase agreement dated as of February 1, 2003 by and between the Company and TIS, TIS received 2,458,886 shares of the Company's common stock.

E. Gerald Kay, the Chief Executive Officer of the Company and beneficial owner of approximately fifty percent (50%) of the stock of the Company (or, approximately sixty-two percent (62%) if family trusts of which he is a trustee are attributed to him), is the owner of one-third (1/3) of the equity of TIS. Robert Kay, the brother of E. Gerald Kay, is also the owner of one-third (1/3) of the equity of TIS. Carl DeSantis, the father of Dean DeSantis who is a director of the Company, is the owner of one-third (1/3) of the equity of TIS.

 On July 22, 2003 the Company completed its acquisition of ninety-seven (97%) percent of the shares of common stock of Paxis Pharmaceuticals, Inc. a Delaware corporation ("Paxis") based in Boulder, Colorado. Paxis was organized to manufacture and distribute cGMP API Paclitaxel, a leading cancer therapy drug. The Company acquired 47% of the shares of Paxis in exchange for its 50% interest in Natex Georgia LLC, a company organized in the Republic of Georgia. The Company acquired 50% of the shares of Paxis from Trade Investment Services, LLC

("TIS"), which funded Paxis' and Natex's development pursuant to the terms of a certain Purchase Agreement dated as of February 1, 2003 (the "Purchase Agreement"), in consideration for TIS receiving from the Company $500,000 and twenty-five (25%) of the after-tax profits of Paxis until TIS has received an additional $49,500,000.

            PROPOSAL NO. 2 APPROVAL OF AMENDMENT OF STOCK OPTION PLAN

         At the Annual Meeting, stockholders will be asked to approve an amendment to the Company's Stock Option Plan (the "Option Plan") to increase by 2,000,000 the number of shares of Common Stock reserved for issuance under the Option Plan to an aggregate of 4,000,000 shares. The Board of Directors approved the amendment October 1, 2003. The amendments and the Option Plan are summarized below. A copy of the Option Plan is available upon stockholder's written request to the Company, 225 Long Ave., Hillside, New Jersey, 07205, Attention:
Secretary.

Description of the Amendment

         The amendment increases by 2,000,000 the number of shares of Common Stock reserved for issuance under the Option Plan to an aggregate of 4,000,000 shares. If approved by the stockholders, the amendment shall be effective immediately.

Reasons for the Amendment

         The Board of Directors believes that stock options are an important incentive for attracting, retaining and motivating employees and officers through the opportunity of equity participation. In the view of the Board of Directors, stock options uniquely focus the attention of the officers and employees on the Company's goal of increasing shareholder value, since the options only provide a reward to the extent that the stock price increases. The Board of Directors further believes that stock option grants have been a key element in the Company's growth. The amendment to increase the number of shares of Common Stock under the Option Plan is intended to enable the Company to continue to have an adequate number of shares of Common Stock available for stock options.

         As of September 30, 2003, 362,825 shares of Common Stock remained available for the grant of stock options under the Option Plan. Based on the number of shares remaining under the Option Plan, and the shares anticipated to be needed for the granting of options to attract and retain key employees, sufficient shares are not expected to be available for the grant of stock options without increasing the number of shares available under the Option Plan.

Description of the Option Plan

         The Option Plan was adopted by the Board of Directors on October 1, 2001. The Option Plan provides for the granting of either "incentive stock options" or "non-qualified stock options" to acquire Common Stock (collectively, Options) to employees, officers, directors, and consultants of the Company. The Option Plan also provides for the granting of restricted stock to eligible participants in addition to or in lieu of, stock options. An aggregate of

4,000,000 shares of Common Stock have been reserved for issuance under the Option Plan, subject to stockholder approval of the amendment. In the event that any outstanding options expire or are terminated or forfeited, the shares allocable to such expired, terminated or forfeited Options shall again become available for the granting of Options.

         Our Board of Directors approved the Option Plan on October 1, 2001 to provide for the granting of either "incentive stock options" or "non-qualified stock options". The Option Plan does not pose a limit or restriction on the number of shares, which our Board of Directors may grant as either incentive or non-qualified stock options. Under present law, however, incentive stock options may only be granted to employees. The granting of incentive stock options allows the Company to reward key employees for their contribution to the growth of the Company and to the appreciation in stockholder value. In not restricting the number of available shares for either incentive or non-qualified stock options, our Board of Directors will have greater flexibility in determining the type of options that may be granted.

         Our Board of Directors approved the Option Plan to also provide for the granting of restricted stock to eligible participants in addition to, or in lieu of, stock options. The Board of Directors believes that it is prudent to have the flexibility to grant a variety of stock-based awards to eligible grantees, in order to accomplish our goal of giving the necessary incentive to our employees, officers, directors and consultants.

         Under the Option Plan, our Board of Directors has the authority to determine when options will vest and when options may be exercised, subject to applicable law. This provides our Board of Directors the flexibility necessary to determine the terms and conditions of options that are to be granted. By giving the Board of Directors the discretion to decide the vesting and exercise periods, our Board of Directors may tailor option grants to individual grantees, taking into account the performance of the Company and the particular contributions made by the grantee.

         Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. We may grant options at an exercise price less than, equal to or greater than the fair market value of our Common Stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code may not be granted at an exercise price less than the fair market value of the common stock on the date of grant or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company. The Option Plan permits our Board of Directors to determine how optionees may pay the exercise price of their options, including by cash or check, or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note, or by any combination of the permitted forms of payment.

         Our Board of Directors administers the Option Plan. Our Board of Directors has the authority to adopt, amend and repeal the rules, guidelines and practices of the Option Plan and to interpret its provisions. It may delegate authority under the Option Plan to one or more committees of the Board of Directors and, subject to certain limitations to a member of our Board of Directors or, to one or more of our executive officers. Subject to any applicable limitations contained in the Option Plan, our Board of Directors or any committee, member of the Board of Directors or executive officer to whom our Board of Directors delegates authority, as the case may be, selects the recipients of awards and determines:

* The number of shares of Common Stock covered by options and the dates upon which such options become exercisable;

*  The exercise price of options;

*  The duration of options; and

* The number of shares of Common Stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including the conditions for repurchase, issue price and repurchase price.

         Future grants of options under the Option Plan are in the discretion of the Board and, thus the amount of such grants, if any, are not presently determinable.

         The market value of the Common Stock as of the close of business on September 30, 2003 as reflected by the closing price of the Common Stock on the American Stock Exchange, was $8.15 per share.

Recommendation and Vote

Approval of the amendment to the Company's Option Plan requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S OPTION PLAN.

                         PROPOSAL NO. 3 RATIFICATION OF
                     THE APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of INB has appointed the firm of Amper, Politziner & Mattia, P.C., independent auditors, to audit the consolidated financial statements of Integrated BioPharma, Inc. and its subsidiaries for the fiscal year ending June 30, 2004, subject to ratification by the INB Stockholders.

         A member of Amper, Politziner & Mattia, P.C. is expected to be present at the Annual Meeting and to be provided with the opportunity to make a statement if such member desires to do so and to be available to respond to appropriate questions from shareholders.

Audit Fees

         The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were $69,000 all of which are attributable to Amper, Politziner & Mattia, P.C.

Financial Information Systems Design and Implementation Fees

         Amper, Politziner & Mattia, P.C. did not render professional services relating to financial information systems design and implementation for the fiscal year ended June 30, 2003.

All Other Fees

         Amper, Politziner & Mattia, P.C. received $26,450 in fees for other services for the fiscal year ended June 30, 2003. These fees relate to services provided in connection with review of two comment letters from the Securities and Exchange Commission and preparation of financial statements for Paxis Pharmaceuticals, Inc.

Recommendation and Vote

Approval of the Independent Auditors Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE INDEPENDENT AUDITORS PROPOSAL.

          PROPOSAL NO. 4 RATIFICATION OF THE AMENDMENT TO THE COMPANY'S
           CERTIFICATE OF INCORPORATION TO CHANGE ITS CORPORATE NAME

The Board of Directors of the Company recommended that the Company change its corporate name to best reflect the diversification into new business opportunities.
Recommendation and Vote

Approval of the ratification of the amendment requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE ITS NAME TO "INTEGRATED BIOPHARMA, INC."

        PROPOSAL NO 5. AMENDMENT OF THE COMPANY'S BYLAWS TO INCREASE THE
           NUMBER OF DIRECTORS FROM SEVEN DIRECTORS TO NINE DIRECTORS

The Board of Directors of the Company has recommended that the Company amend its bylaws to increase the number of directors from seven (7) directors to nine (9) directors.

Recommendation and Vote

The Approval of the amendment of the Company's bylaws requires the affirmative vote of a majority of the shares of the Common Stock present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY'S BYLAWS TO INCREASE THE NUMBER OF DIRECTORS FROM SEVEN (7) DIRECTORS TO NINE (9) DIRECTORS.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of the Company (the "Audit Committee") is composed of two (2) directors. Each of the two members of the committee are independent. The Board of Directors has adopted an Audit Committee Charter. Management is responsible for the Company's internal control and financial reporting process. The Company's independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with Management and the Company's independent public accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with Management and the Company's independent public accountants. The Audit Committee discussed with the independent public accountants matters required to be discussed by Statement of Auditing Standards Numbers 90 and 61 (communication with Audit Committees). The Company's independent public accountants also provided to the Audit Committee the written disclosures required by Independence Standard No. 1 (independence discussions with Audit Committee), and the Audit Committee discussed with the independent public accountants that firm's independence. The Audit Committee has also considered whether the independent auditors' provision of information technology and other non-audit services to the Company is compatible with the auditor's independence.

         Based upon the Audit Committee's discussions with Management and the independent public accountants and the Audit Committee's review of the representation of Management and the report of the independent public accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2003 filed with the Securities and Exchange Commission.

         The foregoing has been approved by all members of the Audit Committee.

                                                Robert Canarick
                                                Steven Lamm

         DATE FOR SUBMISSION OF STOCKHOLDER PROPOSAL-2004 ANNUAL MEETING

         Stockholder proposals to be included in the Company's proxy statement with respect to the 2004 Annual Meeting of Stockholders must be received by the Company at its Executive Offices located at 225 Long Avenue, Hillside, New Jersey 07205 no later than July 5, 2004.

                             DISCRETIONARY AUTHORITY

A duly executed proxy given in connection with the Company's 2003 Annual Meeting of Stockholders will confer discretionary authority on the proxies named therein, or any of them, to vote at such meeting on any matter of which the Company does not have written notice on or before September 17, 2003, which is forty-five (45) days prior to the date on which the Company is first mailing its proxy materials for its 2003 Annual Meeting of Stockholders, without advice in the Company 2003 Proxy Statement as to the nature of such matter.

                          OTHER BUSINESS OF THE MEETING

         The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, in as much as matters of which management of the Company is not now aware may come before the Annual Meeting or any adjournment, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their discretion with respect thereto.

                             ADDITIONAL INFORMATION

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2003 MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, INTEGRATED BIOPHARMA, INC., 225 LONG AVENUE, HILLSIDE, NEW JERSEY 07205.


                                              By order of the Board of Directors



                                              /s/ E. Gerald Kay
                                              E. Gerald Kay
                                              Chief Executive Officer
November 3, 2003